Vanguard® Emerging Markets Bond Fund
Schedule of Investments (unaudited)
As of June 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Corporate Bonds (18.5%)
Azerbaijan (0.6%)
[1]	Southern Gas Corridor CJSC	6.875%	3/24/26	10,815	12,876
	State Oil Co. of The Azerbaijan Republic	6.950%	3/18/30	1,335	1,679
					14,555
Brazil (0.4%)
	Embraer Netherlands Finance BV	5.050%	6/15/25	4,290	4,536
	Embraer SA	5.150%	6/15/22	5,862	6,037
					10,573
Chile (3.4%)
	Empresa de Transporte de Pasajeros Metro SA	5.000%	1/25/47	6,152	7,127
	Empresa Nacional del Petroleo	4.375%	10/30/24	5,209	5,628
	Empresa Nacional del Petroleo	3.750%	8/5/26	29,690	31,047
	Empresa Nacional del Petroleo	5.250%	11/6/29	15,572	17,329
	Empresa Nacional del Petroleo	4.500%	9/14/47	8,999	8,878
	Inversiones CMPC SA	4.750%	9/15/24	1,750	1,905
[2]	VTR Comunicaciones SPA	4.375%	4/15/29	10,509	10,516
					82,430
Czech Republic (0.2%)
[3]	EP Infrastructure AS	1.816%	3/2/31	4,938	5,937
Indonesia (0.8%)
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	4.125%	5/15/27	6,518	7,083
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	5.450%	5/21/28	1,596	1,865
[2,3]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	1.875%	11/5/31	4,400	5,087
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	5.250%	10/24/42	4,317	4,884
					18,919
Kazakhstan (3.6%)
[2,4]	Development Bank of Kazakhstan JSC	10.950%	5/6/26	3,450,000	8,143
[2]	Development Bank of Kazakhstan JSC	2.950%	5/6/31	40,000	39,801
	Kazakhstan Temir Zholy Finance BV	6.950%	7/10/42	4,438	6,104
	KazMunayGas National Co. JSC	5.750%	4/19/47	9,200	11,512
	KazMunayGas National Co. JSC	6.375%	10/24/48	13,500	17,892
	KazTransGas JSC	4.375%	9/26/27	3,450	3,822
					87,274
Malaysia (1.1%)
	Petronas Capital Ltd.	3.500%	4/21/30	12,514	13,691
[2]	Petronas Energy Canada Ltd.	2.112%	3/23/28	13,125	13,276
					26,967

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Mexico (3.2%)
	Comision Federal de Electricidad	3.348%	2/9/31	6,010	5,974
[2]	Comision Federal de Electricidad	4.677%	2/9/51	4,601	4,443
	Comision Federal de Electricidad	4.677%	2/9/51	14,893	14,428
	Petroleos Mexicanos	4.625%	9/21/23	4,716	4,917
	Petroleos Mexicanos	6.500%	1/23/29	2,590	2,659
	Petroleos Mexicanos	6.840%	1/23/30	27,755	28,604
	Petroleos Mexicanos	6.375%	1/23/45	5,511	4,741
	Petroleos Mexicanos	5.625%	1/23/46	1	1
	Petroleos Mexicanos	6.750%	9/21/47	4,675	4,127
	Petroleos Mexicanos	6.350%	2/12/48	10,000	8,509
					78,403
Morocco (1.0%)
[2]	OCP SA	5.125%	6/23/51	24,945	25,335
Peru (1.3%)
[2]	Petroleos del Peru SA	5.625%	6/19/47	8,750	9,289
	Petroleos del Peru SA	5.625%	6/19/47	21,638	22,882
					32,171
Russia (0.5%)
	Gazprom PJSC Via Gaz Capital SA	5.150%	2/11/26	10,466	11,803
Saudi Arabia (1.6%)
[2]	SAGlobal Sukuk Ltd.	2.694%	6/17/31	24,443	24,727
	Saudi Arabian Oil Co.	2.875%	4/16/24	5,800	6,110
	Saudi Arabian Oil Co.	3.500%	4/16/29	8,150	8,837
					39,674
Thailand (0.3%)
[2]	GC Treasury Center Co. Ltd.	4.300%	3/18/51	6,130	6,746
Ukraine (0.5%)
	MHP Lux SA	6.950%	4/3/26	10,620	11,270
Venezuela (0.0%)
[5,6]	Petroleos de Venezuela SA	6.000%	11/15/26	2,850	121
[6]	Petroleos de Venezuela SA	5.375%	4/12/27	462	20
					141
Total Corporate Bonds (Cost $449,099)					452,198
Sovereign Bonds (70.7%)
Angola (0.3%)
	Republic of Angola	9.125%	11/26/49	7,015	7,200
Argentina (1.1%)
	Republic of Argentina	1.000%	7/9/29	926	351
[7]	Republic of Argentina	0.125%	7/9/30	31,901	11,457
[7]	Republic of Argentina	0.125%	7/9/35	47,761	15,141
[7]	Republic of Argentina	0.125%	7/9/41	700	250
					27,199
Armenia (0.3%)
	Republic of Armenia	3.600%	2/2/31	7,260	6,878
Azerbaijan (0.7%)
	Republic of Azerbaijan	4.750%	3/18/24	8,000	8,700
[5]	Republic of Azerbaijan	5.125%	9/1/29	2,795	3,147
[5]	Republic of Azerbaijan	3.500%	9/1/32	5,491	5,706
					17,553
Belarus (0.5%)
	Republic of Belarus	7.625%	6/29/27	2,200	2,143

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Republic of Belarus	6.200%	2/28/30	1,760	1,530
	Republic of Belarus	6.378%	2/24/31	8,460	7,351
					11,024
Bermuda (0.3%)
	Government of Bermuda	3.717%	1/25/27	523	573
	Government of Bermuda	4.750%	2/15/29	2,350	2,757
	Government of Bermuda	2.375%	8/20/30	4,298	4,311
					7,641
Brazil (1.5%)
	Federative Republic of Brazil	4.625%	1/13/28	22,042	23,868
	Federative Republic of Brazil	3.875%	6/12/30	12,340	12,449
					36,317
Cameroon (0.1%)
[5]	Republic of Cameroon	9.500%	11/19/25	2,500	2,954
Chile (2.2%)
[8]	Bonos de la Tesoreria de la Republica en pesos	5.000%	10/1/28	23,171,000	32,809
	Republic of Chile	3.100%	5/7/41	20,260	20,336
					53,145
Colombia (2.6%)
	Republic of Colombia	3.000%	1/30/30	21,195	20,768
	Republic of Colombia	10.375%	1/28/33	615	920
	Republic of Colombia	4.125%	2/22/42	15,174	14,737
	Republic of Colombia	3.875%	2/15/61	31,064	27,779
					64,204
Costa Rica (0.8%)
	Republic of Costa Rica	4.250%	1/26/23	4,260	4,341
	Republic of Costa Rica	4.375%	4/30/25	6,500	6,699
	Republic of Costa Rica	7.000%	4/4/44	4,000	4,149
	Republic of Costa Rica	7.158%	3/12/45	4,015	4,206
					19,395
Croatia (0.4%)
	Republic of Croatia	5.500%	4/4/23	8,000	8,696
Dominican Republic (3.4%)
	Dominican Republic	5.500%	1/27/25	26,680	29,337
	Dominican Republic	6.875%	1/29/26	10,000	11,627
	Dominican Republic	4.500%	1/30/30	10,565	10,798
	Dominican Republic	5.300%	1/21/41	6,198	6,205
[2]	Dominican Republic	5.875%	1/30/60	1,150	1,149
	Dominican Republic	5.875%	1/30/60	23,544	23,544
					82,660
Ecuador (2.7%)
[2,5]	Republic of Ecuador	0.000%	7/31/30	6,888	3,828
[5]	Republic of Ecuador	0.000%	7/31/30	27,463	15,262
[2,7]	Republic of Ecuador	0.500%	7/31/30	5,560	4,771
[7]	Republic of Ecuador	0.500%	7/31/30	49,834	42,757
					66,618
Egypt (0.7%)
	Arab Republic of Egypt	8.875%	5/29/50	2,100	2,272
[2]	Arab Republic of Egypt	7.500%	2/16/61	16,335	15,317
					17,589
El Salvador (1.3%)
	Republic of El Salvador	5.875%	1/30/25	7,379	6,873
	Republic of El Salvador	8.625%	2/28/29	3,855	3,812
	Republic of El Salvador	7.125%	1/20/50	21,740	18,566

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Republic of El Salvador	9.500%	7/15/52	3,050	3,014
					32,265
Gabon (0.7%)
[5]	Republic of Gabon	6.375%	12/12/24	16,583	17,699
Georgia (0.9%)
[2]	Republic of Georgia	2.750%	4/22/26	20,340	20,738
Guatemala (1.3%)
	Republic of Guatemala	5.750%	6/6/22	6,553	6,844
	Republic of Guatemala	4.500%	5/3/26	6,970	7,669
	Republic of Guatemala	4.375%	6/5/27	16,200	17,687
					32,200
Honduras (0.5%)
[5]	Republic of Honduras	7.500%	3/15/24	3,448	3,695
	Republic of Honduras	6.250%	1/19/27	2,850	3,119
	Republic of Honduras	5.625%	6/24/30	4,719	4,946
					11,760
Hungary (0.4%)
[3]	Republic of Hungary	1.625%	4/28/32	6,800	8,561
India (0.5%)
	Export-Import Bank of India	3.875%	3/12/24	1,200	1,282
	Export-Import Bank of India	3.875%	2/1/28	8,133	8,803
	Export-Import Bank of India	2.250%	1/13/31	3,000	2,789
					12,874
Indonesia (2.0%)
	Perusahaan Penerbit SBSN Indonesia III	4.325%	5/28/25	7,900	8,823
	Perusahaan Penerbit SBSN Indonesia III	4.400%	3/1/28	5,600	6,392
	Republic of Indonesia	4.125%	1/15/25	2,239	2,473
	Republic of Indonesia	4.750%	1/8/26	11,643	13,302
	Republic of Indonesia	4.625%	4/15/43	4,050	4,695
	Republic of Indonesia	4.350%	1/11/48	10,793	12,250
	Republic of Indonesia	3.700%	10/30/49	700	734
					48,669
Iraq (0.2%)
[5]	Republic of Iraq	5.800%	1/15/28	3,687	3,581
Israel (0.3%)
	State of Israel	3.800%	5/13/60	7,172	8,192
Ivory Coast (1.9%)
[3,5]	Republic of Cote d'Ivoire	5.250%	3/22/30	6,000	7,416
[2,3]	Republic of Cote d'Ivoire	4.875%	1/30/32	9,526	11,267
[3]	Republic of Cote d'Ivoire	6.875%	10/17/40	1,715	2,218
[3,5]	Republic of Cote d'Ivoire	6.625%	3/22/48	4,800	5,967
[2,3,5]	Republic of Cote d'Ivoire	6.625%	3/22/48	14,849	18,461
					45,329
Jamaica (0.4%)
[5]	Jamaica	7.625%	7/9/25	7,480	8,642
Jordan (0.2%)
	Kingdom of Jordan	7.375%	10/10/47	4,080	4,298
Kenya (1.0%)
	Republic of Kenya	6.875%	6/24/24	9,444	10,400
	Republic of Kenya	8.000%	5/22/32	7,825	8,820
	Republic of Kenya	8.250%	2/28/48	4,325	4,748
					23,968

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Lebanon (0.1%)
[6]	Lebanon Republic	8.250%	4/12/21	2,430	316
[6]	Lebanon Republic	6.100%	10/4/22	2,250	281
[6]	Lebanon Republic	6.650%	4/22/24	2,890	361
[6]	Lebanon Republic	7.000%	3/20/28	6,310	773
[6]	Lebanon Republic	6.650%	2/26/30	4,900	623
[6]	Lebanon Republic	7.150%	11/20/31	1,445	174
[6]	Lebanon Republic	8.200%	5/17/33	1,445	188
[6]	Lebanon Republic	8.250%	5/17/34	1,445	189
					2,905
Mexico (6.0%)
[9]	Mexican Bonos	8.000%	12/7/23	950,000	49,955
[9]	Mexican Bonos	8.500%	11/18/38	310,000	17,084
	United Mexican States	4.500%	4/22/29	38,933	44,056
	United Mexican States	4.750%	4/27/32	13,856	15,864
	United Mexican States	3.771%	5/24/61	12,717	11,850
	United Mexican States	5.750%	10/12/10	6,500	7,756
					146,565
Mongolia (0.1%)
[2]	Mongolia	5.125%	4/7/26	3,020	3,225
Morocco (1.4%)
[2]	Kingdom of Morocco	2.375%	12/15/27	8,000	7,850
[2,3]	Kingdom of Morocco	2.000%	9/30/30	14,650	17,168
[2]	Kingdom of Morocco	4.000%	12/15/50	10,589	9,816
					34,834
North Macedonia (0.2%)
[2,3]	North Macedonia	1.625%	3/10/28	4,365	5,093
Oman (0.7%)
[2]	Sultanate of Oman	7.000%	1/25/51	12,106	12,316
	Sultanate of Oman	7.000%	1/25/51	4,965	5,071
					17,387
Pakistan (1.0%)
[2]	Islamic Republic of Pakistan	8.875%	4/8/51	23,340	24,733
Panama (3.7%)
	Panama Bonos del Tesoro	3.362%	6/30/31	33,053	33,202
	Republic of Panama	3.750%	3/16/25	1,200	1,306
	Republic of Panama	7.125%	1/29/26	6,089	7,557
	Republic of Panama	8.875%	9/30/27	2,368	3,275
[5]	Republic of Panama	4.500%	5/15/47	4,375	4,971
[5]	Republic of Panama	4.500%	4/16/50	10,600	12,064
[5]	Republic of Panama	3.870%	7/23/60	27,619	28,212
					90,587
Paraguay (2.0%)
	Republic of Paraguay	4.625%	1/25/23	23,584	24,881
	Republic of Paraguay	5.000%	4/15/26	21,684	24,662
					49,543
Peru (1.7%)
	Corp. Financiera de Desarrollo SA	4.750%	7/15/25	480	528
[2]	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	9,931	9,744
	Fondo MIVIVIENDA SA	3.500%	1/31/23	20,462	21,076
	Republic of Peru	7.350%	7/21/25	5,461	6,697
	Republic of Peru	2.392%	1/23/26	3,973	4,101
					42,146

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Philippines (2.3%)
[3]	Republic of Philippines	1.750%	4/28/41	24,840	29,195
	Republic of Philippines	3.200%	7/6/46	25,932	26,012
					55,207
Qatar (0.5%)
	State of Qatar	3.400%	4/16/25	8,303	9,058
	State of Qatar	4.625%	6/2/46	2,800	3,479
					12,537
Romania (1.9%)
[3]	Romania	2.500%	2/8/30	9,300	11,837
[3]	Romania	3.624%	5/26/30	1,100	1,507
[2,3]	Romania	2.000%	4/14/33	17,050	20,026
[2,3]	Romania	2.625%	12/2/40	2,570	3,016
[3]	Romania	2.625%	12/2/40	3,201	3,756
[2,3]	Romania	2.750%	4/14/41	6,000	7,040
					47,182
Russia (2.4%)
[10]	Russian Federation	7.050%	1/19/28	1,899,225	26,116
[10]	Russian Federation	7.650%	4/10/30	251,505	3,577
	Russian Federation	5.100%	3/28/35	3,000	3,570
[3]	Russian Federation	2.650%	5/27/36	21,600	25,958
					59,221
Saudi Arabia (0.3%)
	Kingdom of Saudi Arabia	4.000%	4/17/25	7,300	8,074
Serbia (2.1%)
[3]	Republic of Serbia	3.125%	5/15/27	38,998	51,370
South Africa (3.0%)
	Republic of South Africa	5.875%	9/16/25	17,365	19,601
	Republic of South Africa	4.875%	4/14/26	12,660	13,719
	Republic of South Africa	6.250%	3/8/41	4,000	4,395
	Republic of South Africa	5.000%	10/12/46	22,937	21,734
	Republic of South Africa	5.750%	9/30/49	14,312	14,621
					74,070
Supranational (0.4%)
[2]	African Export-Import Bank	3.994%	9/21/29	2,000	2,103
	African Export-Import Bank	3.994%	9/21/29	3,250	3,421
	Banque Ouest Africaine de Developpement	5.000%	7/27/27	500	557
[2]	Banque Ouest Africaine de Developpement	4.700%	10/22/31	3,000	3,251
	Banque Ouest Africaine De Developpement	4.700%	10/22/31	400	433
					9,765
Trinidad And Tobago (0.3%)
	Republic of Trinidad & Tobago	4.375%	1/16/24	5,695	6,027
Tunisia (0.5%)
[3]	Banque Centrale de Tunisie International Bond	6.375%	7/15/26	11,195	12,220
Turkey (4.1%)
[2]	Hazine Mustesarligi Varlik Kiralama AS	5.125%	6/22/26	19,000	19,001
	Republic of Turkey	7.250%	12/23/23	4,450	4,801
	Republic of Turkey	4.250%	3/13/25	14,000	13,732
[3]	Republic of Turkey	4.375%	7/8/27	34,500	40,645
	Republic of Turkey	5.875%	6/26/31	8,000	7,757
	Republic of Turkey	4.875%	4/16/43	9,107	7,247
	Republic of Turkey	5.750%	5/11/47	7,945	6,776
					99,959

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Ukraine (3.3%)
	Ukraine	7.750%	9/1/23	11,800	12,734
[11]	Ukraine	11.670%	11/22/23	43,093	1,544
	Ukraine	8.994%	2/1/24	3,080	3,420
	Ukraine	7.750%	9/1/24	3,960	4,327
	Ukraine	7.750%	9/1/25	18,715	20,530
	Ukraine	7.750%	9/1/26	1,500	1,661
	Ukraine	7.750%	9/1/27	1,200	1,323
[2]	Ukraine	6.876%	5/21/29	21,200	21,993
[3]	Ukraine	4.375%	1/27/30	4,700	5,194
[2]	Ukraine	7.253%	3/15/33	8,200	8,529
[5]	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	100	107
					81,362
United Arab Emirates (1.3%)
[2]	Finance Department Government of Sharjah	3.625%	3/10/33	13,250	13,385
[2]	Finance Department Government of Sharjah	4.000%	7/28/50	5,950	5,455
	Finance Department Government of Sharjah	4.000%	7/28/50	5,860	5,379
	Sharjah Sukuk Program Ltd.	3.854%	4/3/26	3,735	4,023
	Sharjah Sukuk Program Ltd.	2.942%	6/10/27	3,600	3,726
					31,968
Uzbekistan (2.0%)
	Republic of Uzbekistan	4.750%	2/20/24	24,199	25,781
	Republic of Uzbekistan	5.375%	2/20/29	6,150	6,898
[2]	Republic of Uzbekistan	3.700%	11/25/30	16,648	16,595
					49,274
Venezuela (0.0%)
[6]	Republic of Venezuela	11.750%	10/21/26	640	64
[6]	Republic of Venezuela	7.000%	3/31/38	1,500	150
					214
Vietnam (0.2%)
	Socialist Republic of Vietnam	4.800%	11/19/24	4,700	5,249
Total Sovereign Bonds (Cost $1,716,089)					1,728,566
				Shares
Temporary Cash Investments (12.9%)
Money Market Fund (12.9%)
[12]	Vanguard Market Liquidity Fund (Cost $314,491)	0.056%		3,145,006	314,501
	Counterparty	Expiration Date	Exercise Price	Notional Value ($000)	Market Value ($000)
Options Purchased (0.0%)
Foreign Currency Options (0.0%)
Call Options
EUR	JPMC	9/29/21	USD1.200	EUR87,455	693
Put Options
USD	BOANA	8/19/21	JPY102.000	USD29,000	—
USD	BNPSW	7/21/22	JPY95.100	USD10,000	19
					19
					712

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions (0.0%)
Put Swaptions
5-Year CDX-NA-HY-S36-V1, Credit Protection Sold, Receives 5.000% Quarterly	GSI	07/21/21	1.060	54,415	12
5-Year CDX-NA-HY-S36-V1, Credit Protection Sold, Receives 5.000% Quarterly	GSI	08/18/21	1.060	16,260	28
5-Year CDX-NA-HY-S36-V1, Credit Protection Sold, Receives 5.000% Quarterly	GSI	08/18/21	1.060	10,885	19
					59
Total Options Purchased (Cost $2,314)					771
Total Investments (102.1%) (Cost $2,481,993)					2,496,036
Other Assets and Liabilities—Net (-2.1%)					(51,461)
Net Assets (100.0%)					2,444,575
Cost is in $000.
1	Guaranteed by the Republic of Azerbaijan.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2021, the aggregate value was $433,233,000, representing 17.7% of net assets.
3	Face amount denominated in euro.
4	Face amount denominated in Kazakhstan Tenge.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Non-income-producing security—security in default.
7	Step bond.
8	Face amount denominated in Chile Peso.
9	Face amount denominated in Mexican pesos.
10	Face amount denominated in Russian rubles.
11	Face amount denominated in Ukrainian hryvnia.
12	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
PUT—Put Option Obligation.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	September 2021	265	58,385	(106)
Long U.S. Treasury Bond	September 2021	109	17,522	403
				297

Futures Contracts (continued)
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Short Futures Contracts
10-Year U.S. Treasury Note	September 2021	(660)	(87,450)	(314)
5-Year U.S. Treasury Note	September 2021	(422)	(52,087)	225
Euro-Buxl	September 2021	(40)	(9,640)	(153)
Ultra Long U.S. Treasury Bond	September 2021	(78)	(15,030)	(96)
				(338)
				(41)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Morgan Stanley Capital Services Inc.	7/2/21	BRL	119,791	USD	24,200	—	(121)
Morgan Stanley Capital Services Inc.	7/2/21	BRL	119,657	USD	23,920	131	—
Morgan Stanley Capital Services Inc.	8/3/21	BRL	91,913	USD	18,300	112	—
Standard Chartered Bank	7/29/21	CAD	362	USD	295	—	(3)
BNP Paribas	7/29/21	HUF	13,664,185	USD	46,670	—	(579)
Standard Chartered Bank	7/29/21	JPY	917,983	USD	8,284	—	(19)
Standard Chartered Bank	7/29/21	KRW	33,700,205	USD	29,718	202	—
Citibank, N.A.	7/29/21	KRW	27,204,660	USD	23,990	163	—
JPMorgan Chase Bank, N.A.	7/29/21	MXN	249,051	USD	12,100	348	—
JPMorgan Chase Bank, N.A.	7/29/21	MXN	240,342	USD	12,100	—	(87)
Citibank, N.A.	7/29/21	PLN	161,355	USD	42,614	—	(291)
JPMorgan Chase Bank, N.A.	7/29/21	RUB	1,589,027	USD	21,615	20	—
UBS AG	7/29/21	ZAR	1,332	USD	94	—	(1)
Morgan Stanley Capital Services Inc.	7/2/21	USD	23,948	BRL	119,791	—	(131)
Morgan Stanley Capital Services Inc.	7/2/21	USD	24,200	BRL	119,657	148	—
Barclays Bank plc	7/29/21	USD	21,670	CAD	26,791	58	—
JPMorgan Chase Bank, N.A.	7/29/21	USD	18,300	CAD	22,681	3	—
UBS AG	7/29/21	USD	118	CZK	2,520	1	—
State Street Bank & Trust Co.	7/29/21	USD	429,845	EUR	359,209	3,649	—

Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
JPMorgan Chase Bank, N.A.	10/1/21	USD	31,881	EUR	27,110	—	(327)
BNP Paribas	7/22/22	USD	9,683	JPY	971,945	893	—
State Street Bank & Trust Co.	7/29/21	USD	99,122	MXN	2,015,990	—	(1,641)
Goldman Sachs & Co.	7/29/21	USD	17,309	MXN	356,353	—	(502)
JPMorgan Chase Bank, N.A.	7/29/21	USD	12,100	MXN	245,567	—	(174)
JPMorgan Chase Bank, N.A.	7/29/21	USD	12,100	MXN	240,527	78	—
JPMorgan Chase Bank, N.A.	7/29/21	USD	30,361	RUB	2,230,804	—	(12)
						5,806	(3,888)
BRL—Brazilian real.
CAD—Canadian dollar.
CZK—Czech koruna.
EUR—euro.
HUF—Hungarian forint.
JPY—Japanese yen.
KRW—Korean won.
MXN—Mexican peso.
PLN—Polish zloty.
RUB—Russian ruble.
USD—U.S. dollar.
ZAR—South African rand.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Purchased
CDX-NA-HY-S36-V1	6/23/26	USD	10,885	(5.000)	(1,120)	(35)
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Republic of Chile/A1	6/23/26	MSCS	25,000	1.000	516	400	116	—
Republic of Chile/A1	6/23/26	MSCS	23,000	1.000	475	374	101	—
Republic of Peru/A3	6/23/26	BARC	2,000	1.000	18	6	12	—
Republic of Peru/A3	6/23/26	BNPSW	16,583	1.000	147	120	27	—

Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Republic of Peru/A3	6/23/26	BOANA	8,650	1.000	77	3	74	—
Republic of Peru/A3	6/23/26	JPMC	8,650	1.000	76	4	72	—
Republic of Peru/A3	6/23/26	JPMC	4,620	1.000	41	44	—	(3)
Russian Federation/Baa3	6/23/26	CITNA	8,694	1.000	74	(2)	76	—
					1,424	949	478	(3)

Credit Protection Purchased
Republic of Colombia	6/23/26	GSI	800	(1.000)	13	11	2	—
Republic of Colombia	6/23/26	MSCS	24,090	(1.000)	410	365	45	—
Republic of Philippines	6/23/26	BNPSW	6,360	(1.000)	(177)	(170)	—	(7)
					246	206	47	(7)
					1,670	1,155	525	(10)
1	Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank NA.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At June 30, 2021, the counterparties had deposited in segregated accounts securities with a value of $1,347,000 and cash of $1,530,000 in connection with open forward currency contracts and open over-the-counter swap contracts.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
D. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. Fluctuations in the value of the contracts are recorded as an asset (liability).
E. Options: The fund invests in options on foreign currency, which are transacted over-the-counter (OTC) and not on an exchange. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into options with a diverse group of prequalified counterparties and monitoring their financial strength. The primary risk associated with purchasing options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Options on foreign currency are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
F. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rate, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is out-of-the money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is in-the-money, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. Fluctuations in the value of swaptions are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains(losses) are recognized.
G. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

H.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of June 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Corporate Bonds	—	452,198	—	452,198
Sovereign Bonds	—	1,728,566	—	1,728,566
Temporary Cash Investments	314,501	—	—	314,501
Options Purchased	—	771	—	771
Total	314,501	2,181,535	—	2,496,036
Derivative Financial Instruments
Assets
Futures Contracts[1]	628	—	—	628
Forward Currency Contracts	—	5,806	—	5,806
Swap Contracts	—	525	—	525
Total	628	6,331	—	6,959
Liabilities
Futures Contracts[1]	669	—	—	669
Forward Currency Contracts	—	3,888	—	3,888
Swap Contracts	35[1]	10	—	45
Total	704	3,898	—	4,602
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.